                                                                    EXHIBIT 99.1

                                            Net Interest Margin Trust 1994-B
                                            October, 2000
                                            Payment:  November 15, 2000

                                            7.85% SECURITIZED NET INTEREST
                                            MARGIN CERTIFICATES

                                                               Cusip # 393534AB8
                                                      Trust Account # 33-31958-0
                                            Distribution Date: November 15, 2000

                                                                                                 Per $1,000
Securitized Net Interest Margin Certificates                                                      Original
--------------------------------------------                                                     ----------
1.  Amount Available                                                           104,515.86
                                                                        -----------------

    Pro rata Share of Excess from NIM 94-A                                     277,873.47
                                                                        -----------------
Interest

2.  Aggregate Interest                                                          27,448.98         0.29706688
                                                                        ------------------------------------

3.  Amount Applied to:
    (a)         accrued but unpaid Interest

4.  Remaining:
    (a)         accrued but unpaid Interest

5.  Monthly Interest                                                            27,448.98
                                                                        -----------------

Principal

6.  Current month's principal distribution                                     354,940.35         3.84134578
                                                                        ------------------------------------

7.  Remaining outstanding principal balance                                  3,841,081.50         41.5701461
                                                                        ------------------------------------
    Pool Factor                                                                0.04157015
                                                                        -----------------

8.  Present value of the projected remaining aggregate
    cashflows of the Finance I Assets and the
    Residual Assets, as of the immediately
    preceding Distribution Date                                            190,505,680.14**
                                                                        -----------------
9.  Aggregate principal balance of loans
    refinanced by Conseco Finance                                              524,745.66
                                                                        -----------------

10. Weighted average CPR                                                           10.51%
                                                                        -----------------

11. Weighted average CDR                                                            2.91%
                                                                        -----------------

12. Annualized net loss percentage                                                  2.08%
                                                                        -----------------


13. Delinquency              30-59 day                                              1.36%
                                                                        -----------------
                             60-89 day                                              0.47%
                                                                        -----------------
                             90+ day                                                0.73%
                                                                        -----------------
                             Total 30+                                              2.56%
                                                                        -----------------


US Bank Trust N. A. Paying Agent/Bondholder Relations (612) 973-5800

** Represents present value of assets for NIM 94-A, 94-B, & 95-A, after cross-collateralization, as of 9/15/00.

                                                Net Interest Margin Trust 1994-B
                                                October, 2000
                                                Payment:  November 15, 2000




                                               Fee Assets
                          -----------------------------------------------------
                             Guarantee        Inside           Fee Asset
                               Fees            Refi              Total
                          -----------------------------------------------------

GTFC 1994-1                          0.00      11,059.48             11,059.48
GTFC 1994-2                          0.00           0.00                  0.00
GTFC 1994-3                          0.00           0.00                  0.00
GTFC 1994-4                          0.00           0.00                  0.00
                          -----------------------------------------------------

                                     0.00      11,059.48             11,059.48

Total amount of Guarantee Fees and
     Inside Refinance Payments                                       11,059.48
                                                         ----------------------

Subordinated Servicing Fees                                          46,976.41
                                                         ----------------------

Payment on Finance 1 Note                                            58,035.89
                                                         ----------------------

Allocable to Interest (current)                                           0.00
                                                         ----------------------

Allocable to accrued but unpaid Interest                                  0.00
                                                         ----------------------

Accrued and unpaid Trustee Fees                                           0.00
                                                         ----------------------

Allocable to Principal                                                    0.00
                                                         ----------------------

Finance 1 Note Principal Balance                                          0.00
                                                         ----------------------

                                                Net Interest Margin Trust 1994-B
                                                October, 2000
                                                Payment:  November 15, 2000





                                              Inside
                            Residual           Refi         Total
                      ------------------------------------------------

GTFC 1994-1                           0.00         0.00          0.00
GTFC 1994-2                           0.00     9,414.97      9,414.97
GTFC 1994-3                           0.00     2,707.24      2,707.24
GTFC 1994-4                      28,848.37     5,509.39     34,357.76

                      ------------------------------------------------
                                 28,848.37    17,631.60     46,479.97

               Total Residual and Inside
                          Refinance Payments                46,479.97